Exhibit 10.11

      REGISTRATION RIGHTS AGREEMENT, is entered into as of the Effective Date (as defined below), by and between SIBLING ENTERTAINMENT GROUP, INC., a New York corporation, and MOTIVATED MINDS, LLC (AN ARIZONA LIMITED LIABILITY CORPORATION).

      In consideration of the mutual promises herein contained and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. CERTAIN DEFINITIONS

      As used in this Agreement, the following terms shall have the following meanings:

1.1 "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

1.2 "Agreement" and all reference thereto, as used throughout this registration rights agreement, shall mean this registration rights agreement as originally executed, or if later amended or supplemented, then as so amended or supplemented.

1.3 "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Delaware generally are closed.

1.4 "Commission" means the Securities and Exchange Commission.

1.5 "Common stock" means the Company's common stock, $0.001 per share, or such securities that such stock shall hereafter be reclassified into.

1.6 "Company" means Sibling Entertainment Group, Inc.

1.7 "Effective Date" means the date that this Agreement is executed by the Company as set forth on the signature page hereto.

1.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

1.9 "Final Prospectus" shall have the meaning set forth in Section 5.4.

1.10 "Holder" or "Holders" means the holder or holders, as the case may be, from time to time, of Registrable Securities (as defined below) that have not been sold to the public or pursuant to Rule 144.

1.11 "Indemnified Party" shall have the meaning set forth in Section 5(c).

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

1.12     "Indemnifying Party" shall have the meaning set forth in Section 5(c).

1.13 "Loan Agreement" means the Agreement dated on or about February 28, 2007 between the Company and the Sibling Security Holder.

1.14 "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

1.15 "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

1.16 "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

1.17 "Registrable Securities" means all of the Company's Common Shares issued in accordance with the Loan Agreement. Specifically, 250,000 of the Company's Common Shares and 700,000 of the Company's Common Shares underlying 700,000 warrants issued in accordance with the Loan Agreement and common stock purchase warrant. Shares shall cease to be Registrable Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (b) been sold to the public in accordance with Rule 144, (c) otherwise transferred and new certificates for them not bearing a Securities Act restrictive legend have been delivered by the Company, or (d) as to any Holder, become eligible to be sold in a single sale in accordance with Rule 144. Notwithstanding anything herein to the contrary any shares owned by any Sibling Securities Holder which may be sold pursuant to 144K, as of the date of the filing of the Registration Statement, shall not be included in any such Registration Statement.

1.18 "Registration Statement" means a Registration Statement filed pursuant to the Securities Act on Form S-1, SB-2, S-4 or any similar or successor Registration Statement pursuant to which the Registrable Securities may be registered.

1.19 "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

1.20 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.


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

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

1.21 "Sibling Securities Holder(s)" means Motivated Minds, LLC.

1.22 "Violation" shall have the meaning ascribed thereto in Section 5 hereof.

      All other capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto to in the Loan Agreement.

SECTION 2. REGISTRATION OF REGISTRABLE SECURITIES.

      2.1 Piggyback Registrations.

      (a) If a registration statement covering the Registrable Securities has not been filed in accordance herewith, the Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company or for the resale of securities held by the Company's shareholders who are not party to this Agreement, but excluding registration statements relating to any registration on Form S-8 or S-4) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement all upon the terms and conditions set forth herein. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall no longer have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities.

      (b) If a registration statement under which the Company gives notice under this Section 2.1 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's of Registrable Securities to be included in a registration pursuant to this Section 2.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter,

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

      2.6 Expenses.

      All expenses  incurred in connection with a registration  pursuant to this
Section 2, including without limitation all registration and qualification fees, printers' and accounting fees, but excluding underwriters' discounts and commissions and legal fees incurred by any Holder, shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

SECTION 3. OBLIGATIONS OF THE COMPANY WITH RESPECT TO THE FILING OF A REGISTRATION STATEMENT.

      Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

      (a) use its best efforts to cause such Registration Statement to become effective, and, subject to the further provisions of this Agreement pertaining to the termination of the Company's obligations hereunder, keep such
Registration Statement effective for up to 2 years from the date such Registration Statement is declared effective;

      (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

      (c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may be reasonably required in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

      (d) use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

      (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (it being understood and agreed that, as a condition to the Company's obligations under this clause (e), each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement); and

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007


      (f)  notify  each  Holder  of  Registrable   Securities  covered  by  such
Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act on the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

SECTION 4. FURNISH INFORMATION AND COMPLIANCE.

      4.1 Information.

      It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2 or 3 hereof that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

      4.2 Compliance.

      Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

SECTION 5. INDEMNIFICATION.

      5.1 By the Company.

      To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

            o any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

            o the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

            o any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such Registration Statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

      5.2 By Selling Holders.

      To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such Registration Statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred and as incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

      5.3 Notice.

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

      Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any Proceeding, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section  5,  deliver  to  the  indemnifying   party  a  written  notice  of  the
commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if joint representation of such indemnified party by the counsel retained by the indemnifying party is required to be refused by such counsel due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

      5.4 Defect Eliminated in Final Prospectus.

      The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus
(i) was furnished to the indemnified party and (ii) was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

      5.5 Contribution.

      In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the Registration Statement bears to the public offering price of all securities offered by and sold under such Registration Statement, and the Company and other selling Holders are responsible for the remaining portion in proportion to the securities offered by and sold by each under such Registration Statement; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

      5.6 Survival.

      The  obligations  of the Company and  Holders  under this  Section 5 shall
survive  the  completion  of  any  offering  of  Registrable   Securities  in  a
Registration Statement.

      SECTION 6. EARLIER TERMINATION OF THE COMPANY'S OBLIGATIONS.

      The Company shall have no obligations hereunder if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

SECTION 7. GENERAL PROVISIONS.

      7.1 Remedies.

      In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      7.2 Successors and Assigns.

      This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.

      7.3 Counterparts.

      This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

      7.4 Severability.

      If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or
unenforceable,   the   remainder  of  the  terms,
provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without terms that may be invalid, illegal, void or unenforceable.

      7.5 Headings; Gender and Number.

      The division of this Agreement into sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any "Section" are to the corresponding Section of this Agreement unless otherwise specified. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa. The words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

      7.6 Independent Nature of Sibling Securities Holders' Obligations and Rights.

      The Sibling Securities Holder who is a party to this Agreement, acknowledges that the Company is entering into identical agreement with other holders of the Company's securities; each such agreement being deemed a separate and independent agreement between the Company and such other Sibling Securities Holders, except that each Sibling Securities Holder acknowledges and consents to the rights granted to each other Sibling Securities Holder under such agreements. The obligations of each Sibling Securities Holder hereunder are several and not joint with the obligations of any other Sibling Securities Holder hereunder, and neither Sibling Securities Holder shall be responsible in any way for the performance of the obligations of any other Sibling Securities Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Sibling Securities Holder pursuant hereto or thereto, shall be deemed to constitute the Sibling Securities Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Sibling Securities Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Sibling Securities Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Sibling Securities Holder to be joined as an additional party in any proceeding for such purpose.

      7.7 Entire Agreement.

      This Agreement, together with all the exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.


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

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

      7.8 Third Parties.

      Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

      7.9 Adjustments for Stock Splits and Certain Other Changes.

      Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

      7.10 Other Shares to be Included.

      Each Sibling Securities Holder acknowledges and agrees that any registration statement filed pursuant hereto will include all shares which the Company may be required to issue under issued and outstanding options, warrants or other convertible securities.

      7.11 No Strict Construction.

      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      7.12 Acknowledgments of the Sibling Securities Holder.

      (a) The Sibling Securities Holder acknowledges that there is no trading market for any of the Company's securities nor can there be any assurance that any such market will develop, or if one were to develop that it would be sustained.

      (b) The Sibling Securities Holder further acknowledges, understands and covenants that pending the listing or quotation of the company's common stock on an exchange or the NASD's over the counter bulletin board, resale restrictions, including, but not liimited to, a minimum offering price if the Registration Statement includes shares for sale directly by the Company, will be imposed on Sibling Securities Holder rights to dispose of the registered shares pursuant to the prospectus constituting a part of the Registration Statement.

      7.13 Notices.

      Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of


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

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

(i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the signature page hereto later than 6:30 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:   Sibling Entertainment Group, Inc.
                              511 West 25th Street, Suite 503
                              New York, New York 10001
                              Attention: James Cardwell. Chief Financial Officer
                              Facsimile:

         With copies to:      Richard I. Anslow, Esq.
                              Anslow & Jaclin, LLP Attorney at Law
                              195 Route 9 South, Suite 204
                              Manalapan, New Jersey 07726
                              Facsimile: (732) 577-1188

If to a Sibling  Securities   To  the  address  set  forth  under  such
Holder:                       Sibling Securities  Holder's name on the signature
                              page hereto.

If to any other Person who is To the address of such Holder as it appears in the then the registered Holder: stock transfer books of the Company;

Or such other address as may be designated in writing hereafter, in the same manner, by such Person.

      7.13 Waivers and Amendments.

      This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived only by a written instrument signed by the parties hereto or, in the case of a waiver, the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver or modification thereof, nor shall any waiver or modification on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

      7.14 Governing Law.


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

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

      All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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

MOTIVATED MINDS, LLC
Registration Rights Agreement
February 27, 2007

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the dates and year set forth opposite their respective names

EXECUTION DATE:             Sibling Entertainment Group, Inc.
                            By: /s/ Mitchell Maxwell
                            Name: Mitchell Maxwell
                            Title: President and CEO
                            Telephone: 212-414-9600
                            Facsimile: 212-924-9183

                            Sibling  Securities Holder:
EXECUTION DATE:             Motivated Minds, LLC
                            By: /s/ Ira Gaines
                            Name: Ira Gaines
                            Title:

                            Address:
                            Telephone:
                            Facsimile:


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